INVESTOR REPRESENTATIONS AND WARRANTIES AGREEMENT

This INVESTOR REPRESENTATIONS AND WARRANTIES AGREEMENT (“Investor Agreement”), dated as of the date set forth on the signature page hereof, is made by and between Native American Energy Group, Inc. (the “Company”) and the investor whose name appears on the signature page hereof (the “Investor”) (the Company and the Investor may be referred to collectively as the “Parties”).

ARTICLE 1
RECITALS

This Investor Agreement is being made pursuant to an offering of Securities pursuant to a Subscription Agreement of even date herewith between the Company and the Investor (the “Subscription Agreement”), which contains representations and warranties and additional covenants of the Company with respect to the Securities.  All italicized terms herein, otherwise stated, have the meanings ascribed to them in the Financing Agreement.  THE PROVISIONS OF THE SUBSCRIPTION AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor hereby represents and warrants that:

(a)           Investor acknowledges that the Securities are “restricted securities” (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended (“Rule 144”), that the Securities will include the restrictive legend set forth in Section 1.02 of the Subscription Agreement, and, except as otherwise set forth in the Subscription Agreement, that the Securities cannot be sold unless registered with the United States Securities and Exchange Commission (“SEC”) and qualified by appropriate state securities regulators, or unless Investor otherwise complies with an exemption from such registration and qualification (including, without limitation, compliance with Rule 144).

(b)           Investor has adequate means of providing for current needs and contingencies, has no need for liquidity in the investment, and is able to bear the economic risk of an investment in the Securities.  Investor represents that Investor is able to bear the economic risk of the investment and at the present time could afford a complete loss of such investment.  Investor has reviewed the Subscription Agreement, the Securities, and the Disclosure Documents with care.  Additionally, Investor has had a full opportunity to inspect the books and records of the Company and to make any and all inquiries of Company officers and directors regarding the Company and its business as Investor has deemed appropriate.

(c)           Investor is an “Accredited Investor” as defined in Regulation D of the Securities Act of 1933 (the “Act”) or Investor, either alone or with Investor’s professional advisers who are unaffiliated with, have no equity interest in and are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has sufficient knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of an investment in the Securities offered by the Company and of making an informed investment decision with respect thereto and has the capacity to protect Investor’s own interests in connection with Investor’s proposed investment in the Securities.

(d)           Investor is acquiring the Securities solely for Investor’s own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person or entity has a direct or indirect beneficial interest in such Securities.

(e)           Investor will not sell or otherwise transfer the Securities without registration under the Act or an exemption therefrom and fully understands and agrees that Investor must bear the economic risk of Investor’s purchase for an indefinite period of time because, among other reasons, the Securities have not been registered under the Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or unless an exemption from such registration is available.

ARTICLE 3
MISCELLANEOUS

(a)           This Investor Agreement shall be governed by and construed and interpreted in accordance with the laws of the state of New York applicable to contracts made and to be performed entirely therein, without giving effect to the rules of conflicts of law.  The Parties agree that the courts in the City of New York, State of New York shall have sole and exclusive jurisdiction and venue for the resolution of all disputes arising under the terms of this Investor Agreement and the transactions contemplated herein.

(b)           This Investor Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

(c)           This Investor Agreement represents the entire agreement between the Parties relating to the subject matter hereof, superseding any and all prior to contemporaneous oral and prior written agreements and understandings.  This Investor Agreement may not be modified or amended nor may any right be waived except by a writing signed by the party against whom the modification or waiver is sought to be enforced.

(d)           The warranties and representations of the Investor contained in or made pursuant to this Investor Agreement shall survive the execution and delivery of this Investor Agreement and the Closing.

(e)           The captions and headings contained herein are solely for convenience of reference and do not constitute a part of this Investor Agreement.

(f)           There are no unlicensed finder fees owed in connection with the sale of the Securities.

(g)           The terms of the offering and of the Securities may only be amended or modified by the agreement of Investor subscribing for the Securities.

(h)           This Investor Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  The Parties agree that this Investor Agreement may be executed by facsimile or other forms of electronic signatures and such signatures shall be deemed originals.

(i)           The Parties hereto acknowledge that Oswald & Yap LLP drafted this Investor Agreement and does not represent the Investor.  All Parties to this Investor Agreement have been given the opportunity to consult with counsel of their choice regarding their rights under this Investor Agreement.

[SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, intending to be legally bound, the Parties hereto have executed this Investor Agreement and as of the date set forth below.

COMPANY:

Native American Energy Group, Inc.
a Delaware corporation

By:
Its:
Address:

Fax Number: (___) ____-_______

INVESTOR:

First, each Investor should complete either the “Entity Investor” or the “Individual Investor” section below, as applicable.

ENTITY INVESTOR

Investor is an entity, such as a corporation, limited liability company, partnership, trust, or benefit plan, and certifies as follows (please provide a copy of the Corporate Resolution, Limited Liability Company Operating Agreement, Partnership Agreement, Trust, or Plan document as well):

A.      Has the purchasing entity been formed for the specific purpose of investing in the Shares?

☐ YES	☐ NO

If your answer to question A is “No,” CHECK whichever of the following statements (1-5) is applicable to the purchasing entity.  If your answer to question A is “Yes,” the purchasing entity must be able to certify to statement (B) below in order to qualify as an “accredited investor.”

The undersigned entity certifies that it is an “accredited investor” because it is:

1.  _______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; or

2. _______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; or

3. _______ each of its members meets at least one of the following conditions described below in C. Individual Accredited Investor Status (please also CHECK the appropriate space in that section); or

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4. _______ the plan is a self directed employee benefit plan and the investment decision is made solely by a person that meets at least one of the conditions described above under Individual Accredited Investor Status; or

5. _______ a company, corporation, a partnership or a Massachusetts or similar business trust with total assets in excess of $5,000,000.

B.      If the answer to Question A above is “Yes,” please certify the statement below is true and correct:
_______ The undersigned entity certifies that it is an accredited investor because each of its members meets at least one of the following conditions described below in C. Individual Accredited Investor Status.  Please also CHECK the appropriate space in that section.

C.      Individual Accredited Investor Status.

PLEASE CHECK ONE:

_______ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year; OR

_______ I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence).

INDIVIDUAL INVESTOR

PLEASE CHECK ONE:

I certify that I am an “accredited investor” because:

_______ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year; OR

_______ I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence); OR

_______ I am a director or executive officer of the issuer of the Securities being offered or sold.

Second, each Investor must print and sign name:

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1.           All Investors print and sign name here:

Print name of individual subscriber, custodian,	Signature of individual subscriber,
authorized person, or trustee	authorized person, or trustee

Date: ____________	Date: ____________

2.           If investment is being made jointly or two signatures are required:

Print name of co-subscriber, authorized person,	Signature of co-subscriber, authorized
or co-trustee	person, or co-trustee

Date: ____________	Date: ____________

3.           If the investment is being made by a corporation, partnership, limited liability company, benefit plan, or IRA, please complete the following:

Investment Authorization.  The corporation, partnership, limited liability company, benefit plan or IRA signing hereto has all requisite authority to acquire the Securities hereby subscribed for and to enter into the Investor Agreement, and further, the officer, partner or fiduciary of the subscribing entity signing hereto has been duly authorized by all requisite action on the part of such entity to execute these documents on its behalf.  Such authorization has not been revoked and is still in full force and effect.

Check Box:  _____ Yes   _____ No   _____ Not Applicable

4.           All Investors please check the appropriate capacity:

CAPACITY CLAIMED BY SIGNER:

_____ Individual(s)	_____ Attorney-In-Fact
_____ Partner(s)	_____ Subscribing Witness
_____ Trustee(s)	_____ Guardian/Conservator
_____ Corporate and Title of Signing Officer:
_____ Other:

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